News Release
www.aviatnetworks.com
Aviat Networks Announces First Quarter of Fiscal 2016 Financial Results
SANTA CLARA, Calif., November 12, 2015 -- Aviat Networks, Inc. (NASDAQ: AVNW), the leading expert in microwave networking solutions, today reported financial results for the first quarter of fiscal 2016, which ended October 2, 2015.
Financial Highlights for Q1FY16

•	Revenue at $79.6 million

•	Book to bill was below 1

•	GAAP Gross Margin at 26.4%; Non-GAAP Gross Margin at 26.5%

•	GAAP Operating Expense at $22.6 million; Non-GAAP Operating Expense at $22.2 million

•	GAAP Net Loss Attributable to Aviat Networks at $(1.2) million, or $(0.02) per share

•	Non-GAAP Loss from Continuing Operations Attributable to Aviat Networks at $(1.3) million, or $(0.02) per share

•	Net cash increased $1.1 million from Q4FY15

•	Adjusted EBITDA attributable to Aviat Networks at $0.7 million
A reconciliation of GAAP to non-GAAP financial measures for the fiscal first quarter along with the accompanying notes is provided on Table 4 below.
“In our fiscal first quarter, we achieved our goals of reducing expenses, increasing our cash balance and generating positive EBITDA and cash flow from operations,” said Michael Pangia, president and CEO, Aviat Networks. “We have a great customer base that includes some of the largest tier-1 operators in the world. As we leverage opportunities with our existing customer base and additional customers, we will continue to optimize our business model.”
GAAP Financial Results
For the first quarter of fiscal 2016, revenue was $79.6 million, compared with $82.4 million in the year-ago quarter. Aviat reported a net loss attributable to Aviat Networks, including discontinued operations, for the quarter of $(1.2) million, or $(0.02) per share, compared with a net loss of $(5.5) million, or $(0.09) per share, in the year-ago quarter.

Loss from continuing operations attributable to Aviat Networks for the quarter was $(1.5) million, or $(0.02) per share, compared with a loss from continuing operations of $(5.7) million, or $(0.09) per share, in the year-ago quarter.
Cash and cash equivalents were $35.8 million as of October 2, 2015 compared with $34.7 million as of the end of fiscal year 2015.
Non-GAAP Financial Results
Non-GAAP loss from continuing operations attributable to Aviat Networks for the quarter was $(1.3) million, or $(0.02) per share, compared with a non-GAAP loss from continuing operations of $(3.7) million, or $(0.06) per share, in the year-ago quarter.
The first quarter of fiscal 2016 non-GAAP loss from continuing operations attributable to Aviat Networks excluded $0.5 million of pre-tax charges composed primarily of the share-based compensation expense.
First quarter of fiscal 2016 Adjusted EBITDA attributable to Aviat Networks was $0.7 million, compared with $(1.5) million in the year ago quarter. In addition to the $0.5 million of pre-tax charges excluded from non-GAAP loss from continuing operations noted above, first quarter of fiscal 2016 Adjusted EBITDA also excludes $1.7 million of pre-tax charges primarily comprised of depreciation and amortization on property, plant and equipment.
A reconciliation of GAAP to non-GAAP financial measures for the first quarter of fiscal 2016 along with accompanying notes is provided on Table 4 below.
First Quarter of Fiscal 2016 Revenue by Region
Revenue in the North America region was $35.2 million in the first quarter of fiscal 2016, compared with $38.6 million in the year-ago quarter. International revenue was $44.4 million, compared with $43.8 million in the year-ago quarter.
Second Quarter of Fiscal 2016 Outlook
Aviat Networks expects the following:
•Revenue in the range of $68 million to $73 million; and

•	Adjusted EBITDA of a slight loss to approximately breakeven.
Conference Call Details
Aviat Networks will host a conference call at 4:30 p.m. Eastern Time (ET) today to discuss its financial results for the first quarter of fiscal 2016. To listen to the live conference call, please dial toll free 800-768-6563 or 785-830-7991, access code 3843085, by 4:20 p.m. ET. Investors are invited to listen via webcast, which will be broadcast live and via replay approximately two hours after the call at http://investors.aviatnetworks.com/events.cfm.

Non-GAAP Measures and Comparative Financial Information
Aviat Networks, Inc. reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Management of Aviat Networks monitors gross margin, research and development expenses, selling and administrative expenses, operating income or loss, income tax provision or benefit, income or loss from continuing operations, basic and diluted income or loss per share from continuing operations, adjusted earnings (losses) before interest, tax, depreciation and amortization (“Adjusted EBITDA”) adjusted to exclude certain costs, charges, gains and losses, on a non-GAAP basis for planning and forecasting results in future periods, and may use these measures for some management compensation purposes. These measures exclude certain costs, expenses, gains and losses as shown on the attached Reconciliation of Non-GAAP Financial Measures table (table 4). As a result, management is presenting these non-GAAP measures in addition to results reported in accordance with GAAP to better communicate underlying operational and financial performance in each period. Management believes these non-GAAP measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any given period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Aviat Networks' business and to better understand our performance.
Aviat Networks' management does not, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Aviat Networks presents these non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate its financial performance. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP are included in the tables below.
About Aviat Networks
Aviat Networks, Inc. (NASDAQ: AVNW) is a leading global provider of microwave networking solutions transforming communications networks to handle the exploding growth of IP-centric, multi-Gigabit data services. With more than one million systems sold over 140 countries, Aviat Networks provides LTE-proven microwave networking solutions to mobile operators, including some of the largest and most advanced 4G/LTE networks in the world. Public safety, utility, government and defense organizations also trust Aviat Networks' solutions for their mission-critical applications where reliability is paramount. In conjunction with its networking solutions, Aviat Networks provides a comprehensive suite of localized professional and support services enabling customers to effectively and seamlessly migrate to next generation Carrier Ethernet/IP networks. For more than 50 years, customers have relied on Aviat Networks' high performance and scalable solutions to help them maximize their investments and solve their most challenging network problems. Headquartered in Santa Clara, California, Aviat Networks operates in more than 100 countries around the world. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the

Securities Act including Aviat Networks’ expectations and outlook regarding the second quarter of fiscal year 2016 and the second half of fiscal year 2016. All statements, trend analyses and other information contained herein about the markets for the services and products of Aviat Networks and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Aviat Networks. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following:

•	material weaknesses identified in our system of internal control and associated remediation efforts and investments and other actions needed to remedy those material weaknesses;

•	continued price and margin erosion as a result of increased competition in the microwave transmission industry;

•	the impact of the volume, timing and customer, product and geographic mix of our product orders;

•	our ability to meet financial covenant requirements which could impact our liquidity;

•	our ability to meet projected new product development dates or anticipated cost reductions of new products;

•	our suppliers' inability to perform and deliver on time as a result of their financial condition, component shortages or other supply chain constraints;

•	customer acceptance of new products;

•	the ability of our subcontractors to timely perform;

•	continued weakness in the global economy affecting customer spending;

•	retention of our key personnel;

•	our ability to manage and maintain key customer relationships;

•	uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;

•	the timing of our receipt of payment for products or services from our customers;

•	our failure to protect our intellectual property rights or defend against intellectual property infringement claims by others;

•	the results of restructuring efforts;

•	the effects of currency and interest rate risks; and

•	the impact of political turmoil in countries where we have significant business.
For more information regarding the risks and uncertainties for our business, see "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on September 30, 2015 as well as other reports filed by Aviat Networks, Inc. with the SEC from time to time. Aviat Networks undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Financial Tables to Follow:

Table 1
AVIAT NETWORKS, INC.
Fiscal Year 2016 First Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter Ended
	October 2, 2015	September 26, 2014
	(In millions, except per share amounts)
Revenue from product sales and services	$79.6	$82.4
Cost of revenue	58.6	60.4
Gross margin	21.0	22.0
Operating expenses:
Research and development expenses	5.5	6.6
Selling and administrative expenses	17.1	19.2
Amortization of identifiable intangible assets	—	0.1
Restructuring charges	—	1.5
Operating loss	(1.6)	(5.4)
Interest income	0.1	0.1
Interest expense	—	(0.1)
Loss from continuing operations before income taxes	(1.5)	(5.4)
Provision for income taxes	—	0.3
Loss from continuing operations	(1.5)	(5.7)
Income from discontinued operations, net of tax	0.3	0.2
Net loss	(1.2)	(5.5)
Less: Net income attributable to noncontrolling interests, net of tax	—	—
Net loss attributable to Aviat Networks	$(1.2)	$(5.5)

Amount attributable to Aviat Networks:
Loss from continuing operations, net of tax	$(1.5)	$(5.7)
Income from discontinued operations, net of tax	$0.3	$0.2

Income (loss) per share attributable to Aviat Networks stockholders, basic and diluted:
Continuing operations	$(0.02)	$(0.09)
Discontinued operations	$0.00	$0.00
Net loss	$(0.02)	$(0.09)
Weighted average shares outstanding, basic and diluted	62.5	62.0

Table 2
AVIAT NETWORKS, INC.
Fiscal Year 2016 First Quarter Summary
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	October 2, 2015	July 3, 2015 *
	(In millions)
Assets
Cash and cash equivalents	$35.8	$34.7
Accounts receivable, net	88.3	88.2
Unbilled costs	17.3	17.3
Inventories	34.4	32.9
Customer service inventories	5.3	6.2
Other current assets	15.4	16.5
Property, plant and equipment, net	22.5	24.3
Other assets	9.0	9.3
	$228.0	$229.4
Liabilities and Equity
Short-term debt	$9.0	$9.0
Accounts payable	48.7	46.6
Accrued expenses and other current liabilities	29.7	31.3
Unearned income	40.0	40.5
Other long-term liabilities	18.2	18.1
Equity	82.4	83.9
	$228.0	$229.4

____________________________________________________

*	Certain prior year period liability amounts were reclassified and the reclassification had no impact on total liabilities.

Table 3
AVIAT NETWORKS, INC.
Fiscal Year 2016 First Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Quarter Ended
	October 2, 2015	September 26, 2014
	(In millions)
Operating Activities
Net loss	$(1.2)	$(5.5)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of identifiable intangible assets	—	0.1
Depreciation and amortization of property, plant and equipment	1.7	1.6
Provision for receivables	0.4	0.2
Share-based compensation expense	0.5	0.6
Deferred income tax benefit (expense)	0.4	(0.1)
Charges for inventory and customer service inventory write-downs	1.0	2.1
Gain on disposition of the WiMAX business	—	(0.1)
Gain on disposition of property, plant and equipment, net	0.2	—
Changes in operating assets and liabilities:
Receivables	(0.8)	(7.4)
Unbilled costs	(0.1)	0.2
Inventories	(3.0)	(6.7)
Customer service inventories	0.6	0.9
Accounts payable	2.9	1.9
Accrued expenses	0.7	1.0
Advanced payments and unearned income	0.2	8.2
Income taxes payable or receivable	(1.3)	(0.1)
Other assets and liabilities	(0.4)	(1.6)
Net cash provided by (used in) operating activities	1.8	(4.7)
Investing Activities
Additions of property, plant and equipment	(0.4)	(1.2)
Net cash used in investing activities	(0.4)	(1.2)
Financing Activities
Proceeds from borrowings	9.0	5.0
Repayments of borrowings	(9.0)	(5.0)
Payments on capital lease obligations	—	(0.1)
Net cash used in financing activities	—	(0.1)
Effect of exchange rate changes on cash and cash equivalents	(0.3)	(0.4)
Net Increase (Decrease) in Cash and Cash Equivalents	1.1	(6.4)
Cash and Cash Equivalents, Beginning of Period	34.7	48.8
Cash and Cash Equivalents, End of Period	$35.8	$42.4

AVIAT NETWORKS, INC.
Quarter Ended October 2, 2015 Summaries
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE
To supplement the consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we provide additional measures of gross margin, research and development expenses, selling and administrative expenses, operating income or loss, income tax provision or benefit, income or loss from continuing operations attributable to Aviat Networks, basic and diluted income or loss per share from continuing operations attributable to Aviat Networks, and adjusted earnings before interest, tax, depreciation and amortization ("Adjusted EBITDA") attributable to Aviat Networks, adjusted to exclude certain costs, charges, gains and losses, as set forth below. We believe that these non-GAAP financial measures, when considered together with the GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. We also believe these non-GAAP measures enhance the ability of investors to analyze trends in our business and to understand our performance. In addition, we may utilize non-GAAP financial measures as a guide in our forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follow.

Table 4
AVIAT NETWORKS, INC.
Fiscal Year 2016 First Quarter Summary
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended
	October 2, 2015	% of Revenue	September 26, 2014	% of Revenue
	(In millions, except percentages and per share amounts)
GAAP gross margin	$21.0	26.4%	$22.0	26.7%
Share-based compensation	0.1		0.1
Non-GAAP gross margin	21.1	26.5%	22.1	26.8%
GAAP research and development expenses	$5.5	6.9%	$6.6	8.0%
Share-based compensation	—		—
Non-GAAP research and development expenses	5.5	6.9%	6.6	8.0%
GAAP selling and administrative expenses	$17.1	21.5%	$19.2	23.3%
Share-based compensation	(0.4)		(0.5)
Non-GAAP selling and administrative expenses	16.7	21.0%	18.7	22.7%
GAAP operating loss	$(1.6)	(2.0)%	$(5.4)	(6.6)%
Share-based compensation	0.5		0.6
Amortization of intangible assets	—		0.1
Restructuring charges	—		1.5
Non-GAAP operating loss	(1.1)	(1.4)%	(3.2)	(3.9)%
GAAP income tax provision	$—	—%	$0.3	0.4%
Adjustment to reflect pro forma tax rate	0.3		0.2
Non-GAAP income tax provision	0.3	0.4%	0.5	0.6%
GAAP loss from continuing operations attributable to Aviat Networks	$(1.5)	(1.9)%	$(5.7)	(6.9)%
Share-based compensation	0.5		0.6
Amortization of intangible assets	—		0.1
Restructuring charges	—		1.5
Adjustment to reflect pro forma tax rate	(0.3)		(0.2)
Non-GAAP loss from continuing operations attributable to Aviat Networks	$(1.3)	(1.6)%	$(3.7)	(4.5)%

Basic and diluted loss per share from continuing operations attributable to Aviat Networks stockholders
GAAP	$(0.02)		$(0.09)
Non-GAAP	$(0.02)		$(0.06)

Basic and diluted shares used in computing loss per share from continuing operations
GAAP	62.5		62.0
Non-GAAP	62.5		62.0

ADJUSTED EBITDA:
GAAP loss from continuing operations attributable to Aviat Networks	$(1.5)	(1.9)%	$(5.7)	(6.9)%
Depreciation and amortization of property, plant and equipment	1.7		1.6
Interest expense	—		0.1
Share-based compensation	0.5		0.6
Amortization of intangible assets	—		0.1
Restructuring charges	—		1.5
Provision for income taxes	—		0.3
Adjusted EBITDA attributable to Aviat Networks	$0.7	0.9%	$(1.5)	(1.8)%

_____________________________________________________

(1)
The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP income or loss from continuing operations attributable to Aviat Networks excluded share-based compensation, amortization of intangible assets, restructuring charges and adjustment to reflect the pro forma tax rate. Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest expense, provision for income taxes, and non-GAAP pre-tax adjustments, as set forth above, from the GAAP income from continuing operations attributable to Aviat Networks. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

Table 5
AVIAT NETWORKS, INC.
Fiscal Year 2016 First Quarter Summary
SUPPLEMENTAL SCHEDULE OF REVENUE BY GEOGRAPHICAL AREA
(Unaudited)

	Quarter Ended
	October 2, 2015	September 26, 2014
	(in millions)
North America	$35.2	$38.6
International:
Africa and Middle East	27.3	24.6
Europe and Russia	6.5	8.2
Latin America and Asia Pacific	10.6	11.0
	44.4	43.8
Total Revenue	$79.6	$82.4

Investor Relations:

Leslie Phillips, Aviat Networks, Inc., (408) 567-7117, Investorinfo@aviatnet.com